Exhibit 99.1

CORPORATE PRESENTATION SEPTEMBER 2020

SAFE HARBOR 2 This presentation is for discussion purposes only. Certain material is based upon third party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain statements in this presentation constitute “forward - looking statements” relating to Paltalk, Inc. (“PALT,” “Paltalk” or the “Company”) made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as “anticipate,” “assume,” “began,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and variations of such words and similar expressions are intended to identify such forward - looking statements. All forward - looking statements speak only as of the date on which they are made. Such forward - looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following: • the impact of the coronavirus outbreak on our results of operations and our business; • our ability to effectively market and generate revenue from our applications; • our ability to generate and maintain active subscribers and to effectively monetize our user base; • the intense competition in the industries in which our business operates and our ability to effectively compete with existing competitors and new market entrants; • legal and regulatory requirements related to holding and distributing cryptocurrencies and accepting cryptocurrencies as a method of payment for our services; • risks related to our holdings of digital tokens, including risks related to the volatility of the trading price of the digital tokens and our ability to convert digital tokens into fiat currency; • our ability to obtain additional capital or financing to execute our business plan, including through offerings of debt or equity; • our ability to develop, establish and maintain strong brands; • the effects of current and future government regulation, including laws and regulations regarding the use of the internet, privacy and protection of user data and blockchain and cryptocurrency technologies; • our ability to offset fees associated with the distribution platforms that host our applications; • our reliance on our executive officers and consultants; and • our ability to release new applications on schedule or at all, as well as our ability to improve upon existing applications. For a more detailed discussion of these and other factors that may affect our business, see our filings with the Securities and Exchange Commission, including the discussion under “Risk Factors” set forth in our latest Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We do not undertake any obligation to update any forward - looking statement, whether written or oral, relating to the matters discussed in this report, except to the extent required by applicable securities laws. Paltalk, Inc. | Ticker: PALT

PALTALK IS A COMMUNICATIONS SOFTWARE INNOVATOR Paltalk, Inc. | Ticker: PALT 3

One of the world’s leading live video chat communities with 20 year of history enabling users to connect and communicate across multiple devices, offering: Shared Common Interest 24/7 Entertainment A Platform for Free Expression Connection to F a mil y / F r i end s Paltalk, Inc. | Ticker: PALT 4

SOCIAL VIDEO APPS FOR CONSUMERS Market Data (as of 9/9/20) Ticker (OTCQB) Price 52 Week Range Market Cap Shares Outstanding 2019 Revenues Paltalk, Inc. operates a leading network of consumer applications that the company believes create a unique social media enterprise where users can meet, see, chat, broadcast and message in real time in a secure environment with others in the Palktalk network. PALT $1.35 $0.73 - $6.00 $9.3M 6.9 M $15.3M ABOUT PALTALK CORE TECHNOLOGY SINCE 1998 Pioneers in Multimedia Communication Software 18 Patents, licensed to MSFT, Sony, etc. 40+ Technologists Billions of multimedia messages sent to nearly half a billion users 5 Paltalk, Inc. | Ticker: PALT

CORPORATE TIMELINE Paltalk, Inc. | Ticker: PALT 1999 Launched first version of Paltalk desktop 2001 Launched freemium model with subscription upsell 2004 Softbank invests $6.0M at a $24M pre money valuation 2010 2011 F u ture Gr o w th 2016 2019 2020 Camfrog A c qui s i t ion Sony, Microsoft & Activision/Blizzard Patent Licenses Company merged with public company Snap Interactive Sale of Dating Business Jason Katz named CEO. Sold secure communications assets and renamed the company to Paltalk, Inc. 6

INVESTMENT HIGHLIGHTS ENTREPRENEURIAL MANAGEMENT TEAM Building on 20 years of history of pioneering communications technology ESTABLISHED SCALABLE VIDEO PLATFORM Proprietary live video technology and global commercial platform supports new potential avenues of growth Potential in live video driven by recent shelter - in - place mandates HEALTHY BALANCE SHEET AND CASH FLOW From social video consumer apps to support growth initiatives Paltalk, Inc. | Ticker: PALT 7 MARKET GROWTH

SEASONED LEADERSHIP Jason Katz CHAIRMAN, CEO Founder of Paltalk Authority on instant messaging as well as web - based voice and video Co - founder of MJ Capital, a money management firm J.D. from NYU Law and a B.A. from the University of Pennsylvania Joined Paltalk in 2019 Former CFO of Walker Innovation Inc. Former CFO of Bluefly, Inc. 8 years public accounting experience B.S. in Accounting from Binghamton University School of Management 8 Kara Jenny CFO Paltalk, Inc. | Ticker: PALT

Billions of multimedia messages sent to nearly half a billion users US - focused, worldwide video chat community targeting users over 35 Unlimited Live Video Chat Asia - centric video chat community targeting users from 18 - 35 Browse through thousands of chat rooms all over the world US - focused video chat community targeting users 18 - 35 Video chat with old friends and meet new ones Paltalk, Inc. | Ticker: PALT SOCIAL VIDEO APPS 9

BUSINESS MODEL & REVENUE STREAMS 10 SUBSCRIPTIONS Freemium model with subscriptions that expand access and unlock status VIRTUAL GIFTS AND MICRO - TRANSACTIONS Virtual gifts enhance status and build relationships Micro - transactions permit one - time premium access ADVERTISING REVENUE Driven by ad networks and direct - to - advertiser relationships Paltalk, Inc. | Ticker: PALT

PALTALK TICKER: PALT INVESTMENTS TO DRIVE SOCIAL VIDEO GROWTH ENHANCEMENTS TO SOCIAL VIDEO APPS TO DRIVE GROWTH • Investing in live streaming talent and content to build audience engagement and monetization • Adding features to facilitate meeting and 1:1 social interaction • “Props” by YouNow integration, a reward system to incentivize community - building and user retention MORE PROACTIVE USER ACQUISITION • Ramping up promotional video content on social media platforms (e.g., Instagram) to increase following • More disciplined PPC marketing to drive positive ROI The global video conferencing market is expected to reach $8.6 billion by 2027, expanding at a CAGR of 9.9% from 2020 to 2027 (1) Grandview Research 2020 Repor t

THE DIGITAL VIDEO OPPORTUNITY 12 Paltalk, Inc. | Ticker: PALT The U.S. video communications platform as a service market revenue grew from $60 million in 2016 to $1.7 Billion in 2020, a 130% compound annual growth rate. 1 (1) IDC Worldwide Communications Platform - as - a - Service Repor t (2) IPSOS May 2020 Video Chat Platforms Repor t $1 . 7 B $0 . 06 B 130% CAGR 2016 2020 Video Chat Apps Rise to Prominence Amid Pandemic 2 57% of Americans report currently using video chat platforms for work or social reasons. 38% say they had never used a video chat platform prior to the beginning of pandemic related lockdowns. A vast majority of those who are currently using the platforms (85%) believe they will continue using them once pandemic lockdowns are lifted.

FINANCIAL HIGHLIGHTS 13 Q2 2020 • Revenue improved by 24.2% sequentially; however, compared to the same period last year it showed a decline mainly due to the termination of the Proxima X contract • Net income improved to $0.5 million from $0.4 million in the same quarter last year • YTD positive cash flow was achieved Quarter Ended ($000s) June 30, 2020 March 31, 2020 June 30, 2019 Revenue $3,380 $2,721 $4 , 873 Net income (loss) $532 $(438) $443 Adjusted EBITDA $594 $( 1 21) $1,020 Cash flow provided by (used in) operations $406 $17 $(587) Net cash flows $942 $10 $(627) Paltalk, Inc. | Ticker: PALT

HEALTHY BALANCE SHEET TO SUPPORTGROWTH 14 $000s June 30, 2020 Cash and Cash Equivalents $4,379 Digital Tokens $93 Total Assets $12,163 Deferred Revenue $1,970 Total Liabilities $3,746 Shareholder’s Equity $8,417 Total Liabilities and Shareholders Equity $12,163 Other Considerations: On May 3, 2020, in order to help ensure adequate liquidity in light of the uncertainties posed by the coronavirus pandemic, the Company received a $506,500 loan from the Paycheck Protection Program under the recently enacted CARES Act. The loan has a two - year term and bears 1% interest per annum. The Company has no other debt. Paltalk, Inc. | Ticker: PALT

NON - GAAP RECONCILIATION: ADJUSTEDEBITDA The Company defines Adjusted EBITDA as net income (loss) adjusted to exclude interest expense (income), net, other expense (income), net, gain on termination of lease, income tax expense from continuing operations, income tax benefit from discontinued operations, depreciation and amortization expense and stock - based compensation expense . The Company believes these financial metrics are useful to investors and others to understand and evaluate the Company’s operating results and it allows for a more meaningful comparison between the Company’s performance and that of competitors . Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider this performance measure in isolation from or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : • Adjusted EBITDA does not reflect cash capital expenditures for assets underlying depreciation and amortization expense that may need to be replaced or for new capital expenditures; • Adjusted EBITDA does not reflect our working capital requirements; • Adjusted EBITDA does not consider the potentially dilutive impact of stock - based compensation; • Adjusted EBITDA does not consider the gain from the office lease cancellation; • Adjusted EBITDA does not reflect the gain on the sale of our dating applications or our loss or income tax expense from discontinued operations; and • Other companies, including companies in our industry, may calculate Adjusted EBITDA differently, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider these financial metrics along with other financial performance measures, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, restricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP. Paltalk, Inc. | Ticker: PALT 15

Thank you. Paltalk, Inc. 30 Jericho Executive Plaza, Suite 400E Jericho, NY 11590 pal t al k . c o m @Paltalk Paltalk, Inc. | Ticker: PALT